                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

                         Supplement dated July 12, 2002
              to Retail Shares Prospectus dated November 30, 2001.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

A. ON JUNE 19, 2002, THE BOARD OF TRUSTEES OF THE HIGHMARK FUNDS APPROVED THE IMPOSITION OF A 2.00% REDEMPTION FEE APPLICABLE TO CLASS A SHARES OF THE GROWTH FUND. THIS REDEMPTION FEE WILL APPLY TO ALL CLASS A SHARES PURCHASED ON OR AFTER AUGUST 1, 2002 AND REDEEMED (SOLD) BY THE SHAREHOLDERS WITHIN 30 DAYS OF THEIR PURCHASE DATE. AS A RESULT OF THIS APPROVAL, THE FOLLOWING CHANGES HAVE BEEN MADE TO THE PROSPECTUS:

          1. Under the heading "Fees and Expenses", the information concerning Class A Shares in the "Shareholder Fees" table on page 10 has been revised as follows:

        SHAREHOLDER FEES
--------------------------------------------------------------------------------

                                                              CLASS A
                                                              SHARES
---------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)*.....................   5.50%
 Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)**...................      0%
 Redemption Fee on shares held less than 30 days
   (as a percentage of amount redeemed)***..................   2.00%

     * This sales charge varies depending upon how much you invest. See "How Sales Charges Are Calculated."
     ** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges Are Calculated."
     *** Applicable to Class A Shares purchased on or after August 1, 2002. Does not include any wire transfer fees, if applicable.

          2. Under "Selling Shares of the Funds," the paragraph entitled "Redemption Fee" has been revised as follows:

     REDEMPTION FEE

          As noted in the Growth Fund's "Shareholder Fees" table, the Fund imposes a 2.00% redemption fee on the value of Class A Shares purchased on or after August 1, 2002 and redeemed less than 30 days after purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

B. GROWTH FUND SPECIAL PROMOTION -- BEGINNING AUGUST 1, 2002 AND ENDING SEPTEMBER 30, 2002, THE GROWTH FUND WILL WAIVE THE FRONT-END SALES CHARGE IMPOSED ON ALL PURCHASES OF CLASS A SHARES OF $20,000 OR MORE. ALL SUBSEQUENT PURCHASES OF CLASS A SHARES MADE AFTER SEPTEMBER 30, 2002 WILL BE SUBJECT TO THE APPLICABLE FRONT-END SALES CHARGE DESCRIBED IN THE "FEE AND EXPENSE" TABLE ON PAGE 10 OF THE PROSPECTUS.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.
HMK-SK-008-01